UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35791	80-0882592
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

581 Main Street,	Woodbridge,	New Jersey	07095
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:        (732) 499-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	NFBK	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 25, 2026, Northfield Bancorp, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”). At the close of business on the record date for the Special Meeting, there were 41,763,852 shares of Company common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 28,267,268 shares of common stock were represented, therefore a quorum was present for the stated purposes of the meeting. At the Special Meeting, the Company’s shareholders voted on the following matters:

1.The approval of the Agreement and Plan of Merger, dated as of January 31, 2026, by and among Columbia Financial, Inc. (a Delaware corporation), Columbia Financial, Inc. (a Maryland corporation), Columbia Bank MHC and the Company (the “Merger Agreement”) and the transactions contemplated thereby (the “Northfield Merger Proposal”).

2.The approval, on an advisory (non-binding) basis, of the compensation that may become payable to the named executive offices of the Company in connection with the transactions contemplated by the Merger Agreement (the “Northfield Merger-Related Compensation Proposal”).

3.The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Northfield Merger Proposal (the “Northfield Adjournment Proposal”).

The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1. The Northfield Merger Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,714,343	334,952	217,973	—

Item 2. The Northfield Merger-Related Compensation Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,608,723	3,223,771	434,774	—

Item 3. The Northfield Adjournment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,241,838	791,324	234,106	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: June 26, 2026	By:	/s/ William R. Jacobs
William R. Jacobs
Chief Financial Officer
(Principal Financial and Accounting Officer)